PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT, dated as of June 16, 2004, by and between Raymond Parello (the "Pledgor") and Orion Casino Corporation (the "Pledgee"),

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Soffer/Cherry Hill Partners, Limited Partnership, a Florida limited partnership ("Maker"), has executed and delivered a certain Promissory Note dated of even date herewith payable to the order of Pledgee in the original principal amount of $35,842,027.00 (the "Note"), evidencing the Maker's indebtedness in that sum to the Pledgee. As an inducement to the Pledgee to accept such Note in payment of a portion of the purchase price of an asset being sold by the Pledgee to an entity affiliated with the Pledgor, the Pledgor agreed to execute this Agreement and, pursuant hereto, to pledge the Pledged Stock, as defined in this Agreement, as security for the payment when due of all obligations and liabilities of the Maker now existing or hereafter arising under the Note (the "Obligations");

     NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the parties agree as follows:

     1. The term "Pledged Stock" shall mean the shares described in Schedule I hereto, all additional shares of stock of any class or series issued by any issuer listed on said Schedule I or any successor thereto, and all options or other rights to purchase or acquire any shares of stock of any such issuer, together with all certificates, options, rights, or other distributions issued as an addition to, in substitution or in exchange for, or on account of any such shares, options or rights, and all proceeds of all of the foregoing, now or hereafter owned or acquired by the Pledgor.

     2. (a) As security for the prompt satisfaction of the Obligations, the Pledgor hereby pledges to the Pledgee the Pledged Stock and grants the Pledgee a lien on and security interest therein.

     (b) If the Pledgor shall become entitled to receive or shall receive, in connection with any of the Pledged Stock, any:

          (i) Stock certificate, including, but without limitation, any certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off;

          (ii) Option, warrant, or right, whether as an addition to or in substitution or in exchange for any of the Pledged Stock, or otherwise;

          (iii)  Dividend  or  distribution   payable  in  property,   including
     securities issued by other than the issuer of any of the Pledged Stock;

          (iv) Dividends or distributions of any sort; or


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          (v) Proceeds of the sale of any of the Pledged Stock.

then the Pledgor shall accept the same as the Pledgee's agent, in trust for the Pledgee, and shall deliver them forthwith to the Pledgee in the exact form received with, as applicable, the Pledgor's endorsement when necessary or appropriate stock powers duly executed in blank to be held by the Pledgee, subject to the terms hereof, as part of the Pledged Stock. Cash dividends and distributions on the Pledged Stock and proceeds of the sale of any Pledged Stock shall be applied by the Pledgee upon receipt, to Mandatory Prepayments (as defined in the Note) due under the Note.

     (c) Upon the occurrence and continuation of an Event of Default as defined in the Note (an "Event of Default"), subject to the terms and conditions of
Article III of that Shareholders' Agreement, dated as of June 16, 2004, among Palm Beach Empress, Inc., Raymond Parello, and MJQ Corporation (the "Shareholders' Agreement"), Pledgee, at its option, may have any or all of the Pledged Stock registered in its name or that of its nominee, and the Pledgor hereby covenants that, upon the Pledgee's request, the Pledgor will cause the issuer of the Pledged Stock to effect such registration. Immediately and without further notice, upon the occurrence and continuation of an Event of Default, subject to the terms and conditions of Article III of the Shareholders' Agreement, whether or not the Pledged Stock shall have been registered in the name of the Pledgee or its nominee, the Pledgee or its nominee shall have, with respect to the Pledged Stock, the right to exercise all voting rights as to all of the Pledged Stock, and all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to exchange any or all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, privilege, or option pertaining to any of the Pledged Stock, and, in connection therewith, to deliver any of the Pledged Stock to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     (d) Upon the occurrence and continuation of an Event of Default, the Pledgee may, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified in Section 2(f) below of time and place of public or private sale) to or upon the Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), forthwith realize upon the Pledged Stock or any part thereof, and may forthwith, or agree to, sell or otherwise dispose of and deliver the Pledged Stock or any part thereof or interest therein, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, at such prices and on such terms (including, but without limitation, a requirement that any purchaser of all or any part of the Pledged Stock purchase the shares constituting the Pledged Stock for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right to the Pledgee or any purchaser to purchase upon any such sale the whole or any part of the Pledged Stock free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released.

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     (e) The  proceeds of any such  disposition  or other  action  described  in
Section 2(d) by the Pledgee shall be applied as follows:

          (i) First, to the costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Pledged Stock or in any way relating to the rights of the Pledgee hereunder, including reasonable attorneys' fees and legal expenses;

          (ii) Second, to the satisfaction of the Obligations;

          (iii) Third, to the payment of any other amounts required by applicable law, including, without limitation, Section 9-615 of the Uniform Commercial Code, Revised Article 9 (2000 Revision) or its successor provision, if any; and

          (iv) Fourth, to the Pledgor to the extent of any surplus proceeds.

     (f) The Pledgee need not give more than ten days' written notice of the time and place of any public sale or of the time after which a private sale may take place, which notice the Pledgor hereby agrees is reasonable.

     3. The Pledgor represents and warrants that:

     (a) He has, and has duly exercised, all requisite power and authority to enter into this Agreement, to pledge the Pledged Stock for the purposes described in paragraph 2(a), and to carry out the transactions contemplated by this Agreement;

     (b) He is the sole beneficial owner of all of the Pledged Stock;

     (c) All of the shares of the Pledged Stock are owned by the Pledgor free of any pledge, mortgage, hypothecation, lien, or security interest in such shares or the proceeds thereof, arising by reason of any act or omission of the Pledgor, except for that granted hereunder;

     (d) The execution and delivery of this Agreement, and the performance of its terms, will not violate or constitute a default under the terms of any material agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation, applicable to the Pledgor or any of his property; and

     (e) Upon delivery of the Pledged Stock to the Pledgee or its agent, this Agreement shall create a valid first lien upon and perfected security interest in the Pledged Stock and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance(other than liens for taxes not yet due and payable to the extent such prospective tax payments are given priority by statute), or agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock.

     4. (a) The Pledgor hereby covenants that, until all of the Obligations have been satisfied in full, he will not sell, convey, or otherwise dispose of any of the Pledged Stock or any interest therein or create, incur, or permit to exist any pledge, mortgage, lien, or security interest whatsoever in or with respect to any of the Pledged Stock or the proceeds thereof, other than that

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created hereby and any transfer  permitted under Sections 2.03, 2.04, or 2.05 of the Shareholders' Agreement, without the prior written consent of the Pledgee.

     (b) The Pledgor warrants that he will, at its own expense, defend the Pledgee's right, title, special property and security interest in and to the Pledged Stock against the claims of any person, firm, corporation or other entity claiming through the Pledgor.

     (c) The Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or a part of the Pledged Stock and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Stock for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Pledgor than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Pledgee has no obligation to delay the sale of any Pledged Stock to permit the issuer thereof to register it for public sale under the Securities Act of 1933, regulations of any bank regulatory authority or the securities laws of any other jurisdiction.

     5. The Pledgor shall at any time, and from time to time, upon the written request of the Pledgee, execute and deliver such further documents and do such further acts and things as the Pledgee may reasonably request to effect the purposes of this Agreement, including, without limitation, subject to the terms and conditions of the Shareholders' Agreement, delivering to the Pledgee upon the occurrence and continuation of an Event of Default irrevocable proxies with respect to the Pledged Stock in form satisfactory to the Pledgee.

     6. Upon the satisfaction in full of all Obligations and the satisfaction of all additional costs and expenses of the Pledgee as provided herein, this Agreement shall terminate and the Pledgee shall deliver to the Pledgor, at the Pledgor's expense, such of the Pledged Stock as shall not have been sold or otherwise applied pursuant to this Agreement.

     7. (a) Beyond the duty to assure the safe custody of the Pledged Stock while held hereunder and the accounting for moneys actually received by it hereunder, the Pledgee shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all further responsibility for the Pledged Stock upon surrendering it or tendering surrender of it to the Pledgor.

     (b) No course of dealing between the Pledgor and the Pledgee, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the Pledgee hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     (c) The rights and remedies provided herein and in the Note and in all other agreements, instruments, and documents delivered pursuant to or in connection with the Note, are cumulative and are in addition to and not exclusive of any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

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     (d) The provisions of this  Agreement are  severable,  and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

     8. Any notice required or permitted by this Pledge Agreement to be given to the Pledgor shall be effective if given by first class mail or fax to the Pledgor at c/o Turnberry Associates, 19495 Biscayne Boulevard, Suite 400, Aventura, FL 33180, fax no. 305-933-5535, and shall be deemed given on the date sent by fax or the third business day after the date mailed. Any notice required or permitted by this Pledge Agreement to be given to the Pledgee shall be effective if given by first class mail or fax to the Pledgee at c/o ITG Vegas, Inc., One East 11th Street, Suite 500, Riviera Beach, FL 33404, fax no. 561-845-1201, and shall be deemed given on the date sent by fax or the third business day after the date mailed.

     9. This Agreement shall inure to the benefit of and shall be binding upon the heirs, personal representatives, successors and assigns of the parties hereto.

     10. This Agreement shall be construed in accordance with the substantive law of the State of Delaware without regard to principles of conflicts of laws and is intended to take effect as an instrument under seal.

     11. The Pledgee may, at any time and from time to time, without the consent of or notice to the Pledgor, and without impairing or releasing any of the obligations of the Pledgor hereunder, upon or without any terms or conditions and in whole or in part:

     (a) Modify or change the manner, place or terms of, and/or change or extend the time of payment of, renew or alter, any of the Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and this Pledge Agreement shall apply to the Obligations as so modified, changed, extended, renewed or altered;

     (b) Exercise or refrain from exercising any rights against the Maker or others (including, without limitation, any guarantor or the Pledgor) or otherwise act or refrain from acting; and when making any demand hereunder against the Pledgor, the Pledgee may, but shall be under no obligation to, make a similar demand on any person liable in respect of the Obligations, and any failure by the Pledgee to make any such demand or to collect any payments from, or any release of, any other guarantor or other person liable in respect of the Obligations shall not relieve the Pledgor of his obligations hereunder, and shall not release, impair or affect the rights and remedies, express or implied, or as a matter of law, of the Pledgee against the Pledgor hereunder (for the purposes of this paragraph (b) "demand" shall include the commencement and continuance of any legal proceedings);

     (c) Settle or compromise any of the Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and subordinate the payment of all or any part thereof to the payment of any other liability (whether due or not) of the Maker or Turnberry/Cherry Hill, LLC;

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     (d)  Apply  any  sums by  whomsoever  paid  or  howsoever  realized  to any liability or liabilities of the Maker to the Pledgee, regardless of what liability or liabilities of the Maker remain unpaid; and

     (e) Amend or otherwise modify, consent to any act or omission under, or waive any requirement or breach of, or any default under, the Note, or any agreements, instruments or documents referred to therein or executed and delivered pursuant thereto or in connection therewith, and this Pledge Agreement shall apply to the Obligation as so amended and modified. Any such action taken by the Pledgee shall not impair, release, discharge or otherwise affect any of the obligations or liabilities of the Guarantor hereunder.

     12. Neither the Pledgor's obligations under this Agreement nor any remedy for the enforcement thereof shall be impaired, modified, changed, released, discharged or limited in any manner whatsoever by any impairment, modification, change, release, discharge or limitation of the liability of the Maker or its estate in bankruptcy for the enforcement of any Obligation resulting from the operation of any present or future provision of the Bankruptcy Code or other statute or from the decision of any court.

     13. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.


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                 [SIGNATURE PAGE 1 OF 1 OF THE PLEDGE AGREEMENT]


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                    PLEDGOR:


                                    _______________________________________
                                    Raymond Parello



                                    PLEDGEE:

                                    ORION CASINO CORPORATION


                                    By:____________________________________

                                    Title:_________________________________


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                                   SCHEDULE I



     Issuer             Certificate No.      No. of Shares      Shareholder

   Palm Beach                 2                   10          Raymond Parello
  Empress, Inc.